Exhibit T3A.2.61

DSCB: 17.3 (Rev. 8-72)

Filing Fee: None

COMMONWEALTH OF PENNSYLVANIA
Consent to Use of	DEPARTMENT OF STATE
Similar Name	CORPORATION BUREAU

Pursuant to 19 Pa. Code §17.3 (relating to use of a deceptively similar name) the undersigned corporation. desiring to consent to the use by another corporation of a name which is deceptively similar to its name, does hereby certify that:

1. The name of the corporation executing this Consent to Use of Similar Name is:

Rite Aid Prescription Center of Scranton, Inc.

2. The address of the registered office of the corporation is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Trindle Road and Railroad. Avenue

(NUMBER)	(STREET)

Shiremanstown Pennsylvania	l7011
(CITY)	(ZIP CODE)

3. The date of its incorporation is:	February 4, 1963

4. The statute under which it was incorporated is:

Business Corporation Law of May 5, 1933 P.L. 364 amended

5. The corporation(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

Rite Aid of Pennsylvania, Inc.

6. A check in this box: ☒ indicates that the corporation executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of corporations using the same name with geographic or other designations, and that such corporation is authorized to and does hereby act on behalf of all such affiliated corporations, including the following (see 19 Pa. Code $17.3(c)(7)):

DSCB: 17.3 (Rev. 8-72)-2

IN TESTIMONY WHEREOF, the undersigned corporation has caused this consent to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 10th day of February, 1975.

Rite Aid Prescription Center of Scranton, Inc.
(NAME OF CORPORATION)

By:	/s/ Franklin C. Brown
(SIGNATURE)

(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
Franklin C. Brown
Vice President

Attest:

/s/ Joseph A. Klein
(SIGNATURE)

Joseph A. Klein
Secretary, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETING FORM:

Where this form is executed by an unincorporated body which has registered its name pursuant to statute (see 19 Pa. Code §17.101 et seq.) the language of the form should be modified accordingly, and a seal need be affixed only where the unincorporated body has adopted a seal.

DSCB: BCL-204 (Rev. 8-72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME	ADDRESS	NUMBER AND CLASS OF SHARES
	(Including street and number, if any)

	Franklin C. Brown 1719 Towne House Apts.	1
	Harrisburg, Pa.

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 10th day of February, 1975.

(SEAL)	/s/ Franklin C. Brown	(SEAL)
(SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A.	For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B.	One or more corporations or natural persons of full age may incorporate a business corporation.

C.	Optional provisions required or authorized by law may be added as Paragraphs 7,8,9 . . . etc.

D.	The following shall accompany this form:

(1)	Three copies of Form DSCB:BCL—206 (Registry Statement Domestic or Foreign Business Corporation).

(2)	Any necessary copies of Form DSCB-P7.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name)

(3)	Any necessary governmental approvals.

E.	BCL §205 (15 Pa. S.§1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

3-1-75:05 1639

Commonwealth of Pennsylvania

Department of State

Office of the
Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

RITE AID OF PENNSYLVANIA, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 21st day of February in the year of our Lord one thousand nine hundred and seventy-five and of the Commonwealth the one hundred and ninety-ninth

C. DeLores Tucker

Secretary of the Commonwealth

	3-1-75:06 1563	[SEAL]

(Line for numbering)

COMMONWEALTH OF PENNSYLVANIA
[illegible]	DEPARTMENT OF STATE
CORPORATION BUREAU

(Box for Certification)

In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1.	The name of the corporation surviving the merger is:
Rite Aid of Pennsylvania, Inc.

2.	(Check and complete one of the following):

☒       The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Railroad Avenue and Trindle Road
(NUMBER)	(STREET)

Shiremanstown Pennsylvania	17011
(CITY)	(ZIP CODE)

☐	The surviving corporation is a foreign corporation incorporated under the laws of
and the location of its office registered with such domiciliary jurisdiction is:		(NAME OF JURISDICTION)

(NUMBER)	(STREET)

(CITY)	(STATE)	(ZIP CODE)

3.	The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

The location of the registered office of each domestic corporation set forth in Exhibit "A" attached hereto is Railroad Avenue and Trindle Road, Shiremanstown, Pennsylvania, 17011. The name of each corporation, a party to this merger, is listed in the attached Exhibit "A".

*	with the following exceptions:. Thrif D Discount Center of Lancaster. Inc.; Thrif D Discount Center of Soranton, Inc.; Thrif D Discount Center of Wilkes Barre, Inc.; Rite Aid Pharmacy of Hazleton. Inc.; and Thrif D Discount Center of Allentown, Inc. have their registered office at 120 S. 17th St. Harrisburg, Pa. The location of the registered office for Medic Aid Pharmacy, Inc. is 2nd and Market Sts., Pottsville, Pa.; for Roje Cosmetics, Inc. it is 333 Marshall St., Steelton, Pa. 17113; and for Right Aid Prescription Center of Berkshire Mall, Inc. it is 22 So. 3rd St., Harrisburg. Pa.

DSCB:SCL—903 (Rev. 8-72)-2

31-75.06 1564

[ ] The plan of merger shall be effective on ______________ (DATE) at ______________ (HOUR)

NAME OF CORPORATION	MANNER OF ADOPTION

As to each corporation listed in No. 3 hereof, the plan of merger was adopted by unanimous vote of the Board of Directors and of the sole shareholder in each case.

6. [illegible] it was formed.

8. [illegible]

Page 2 of 4 Pages

1585

DSCB 901—803 (Rev. 8-73)-3

(NAME OF CORPORATION)

By: (SIGNATURE)

(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

(SIGNATURE)

(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

(NAME OF CORPORATION)

By: (SIGNATURE)

(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

(SIGNATURE)

(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

See Exhibit "C" attached hereto

Page 3 of 4 Pages

EXHIBIT “A”

 AGREEMENT AND PLAN OF MERGER

OF

RITE AID CENTER OF SAYRE, INC. - A Pennsylvania Corporation

THRIF-D DISCOUNT CENTER OF WILKES-BARRE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF HAZLETON, INC. - A Pennsylvania Corporation

THRIF-D DISCOUNT CENTER OF SCRANTON, INC. - A Pennsylvania Corporation

THRIF-D DISCOUNT CENTER OF LANCASTER, INC. - A Pennsylvania Corporation

RITE AID PRESCRIPTION CENTER OF POTTSVILLE, INC. - A Pennsylvania Corporation

RITE AID CENTER OF YORK, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF EASTON, INC. - A Pennsylvania Corporation

RITE AID CENTER OF 1604 CHESTNUT ST. INC. - A Pennsylvania Corporation

RITE AID CENTER OF FRUITVILLE PIKE, INC. - A Pennsylvania Corporation

RITE AID CENTER OF 69TH & MARKET STS., INC. - A Pennsylvania Corporation

RITE AID CENTER OF WEST CHESTER, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF MAHΑΝΟΥ CITY, INC. - A Pennsylvania Corporation

RITE AID CENTER. OF SOMERSET, INC. - A Pennsylvania Corporation

RITE AID CENTER OF S. 15TH STREET, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF NORRISTOWN, INC. - A Pennsylvania Corporation

RITE AID CENTER OF HARRISBURG, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF HARRISBURG, INC. - A Pennsylvania Corporation

RLTE AID PHARMACY OF STATE COLLEGE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF SCRANTON, INC. - A Pennsylvania Corporation

RITE AID CENTER OF QUEEN STREET, INC. - A Pennsylvania Corporation

RITE AID CENTER OF NEW CASTLE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF POTTSTOWN, INC. - A Pennsylvania Corporation

MEDIC-AID PHARMACY, INC. - A Pennsylvania Corporation

RITE AID CENTER OF UNIONTOWN, INC. - A Pennsylvania Corporation

RITE AID CENTER OF CLEARFIELD, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF EAST STROUDSBURG, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF 15TH & WALNUT STS., INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF BUTLER, INC. - A Pennsylvania Corporation

RITE AID CENTER OP EBENSBURG, INC. - A Pennsylvania Corporation

RITE AID CENTER OF YORK PLAZA, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF MANOA, INC. - A Pennsylvania Corporation

RITE AID SHOPPING CENTER OF STATE COLLEGE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF ZELIENOPLE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF JOHNSTOWN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF ADAMS AVENUE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF WOODHAVEN MALL, INC. - A Pennsylvania Corporation

RITE AID CENTER OF MIDDLETOWN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF 15TH STREET , INC. - A reaneytrenta corporation

RITE AID PHARMACY OF FRANKFORD AVENUE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF CHELTEN AVENUE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF POTTSVILLE PLAZA, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF LEWISBURG, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF 5140 FRANKFORD AVENUE, INC. - A Pennsylvania Corporation

CLOSEOUT MART, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF KUTZTOWN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF MALVERN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF IRWIN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF SPRINGFIELD, INC. - A Pennsylvania Corporation

RITE AID PHARMACY. OF HUNTING PARK AVENUE, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF PENROSE PARK, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF SCOTTSVILLE SHOPPING CENTER, INC. - A Pennsylvania Corporation

RITE AID CENTER OF 1205 MARKET ST, INC. - A Pennsylvania Corporation

WARNER STORES COMPANY - A Pennsylvania Corporation

RITE AID CENTER OF CEDARBROOK MALL, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF LEVICK STREET, INC. - A Pennsylvania. Corporation

RITE AID PHARMACY OF KREWSTOWN ROAD, ENC. - A Pennsylvania Corporation

RITE AID PHARMACY OF CASTOR AVENUE, INC. - A Pennsylvania Corporation

ROJE COSMETICS, INC. - A Pennsylvania Corporation

RITE AID CENTERS OF PHILA., INC. - A Pennsylvania Corporation

RITE AID PRESCRIPTION CENTER OF BERKSHIRE MALL, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF CORRY, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF 5251 FRANKFORD AVENUE, INC. - A Pennsylvania Corporation

THRIF-D DISCOUNT CENTER OF ALLENTOWN, INC. - A Pennsylvania Corporation

RITE AID PHARMACY OF 1204 CHESTNUT ST, INC. - A Pennsylvania Corporation

INTO

RITE AID OF PENNSYLVANIA, INC. - A Pennsylvania Corporation

AGREEMENT OF MERGER made and entered into this 27th day of February, 1975 by and between the above captioned companies, as approved by a resolution adopted by the Board of Directors of each such corporation.

WHEREAS Rite Aid of Pennsylvania, Inc. as the surviving corporation is the sole shareholder c all the authorised, issued and outstanding shares of stock of the aforementioned corporations which are to be merged into Rite Aid of Pennsylvania, Inc.; and

WHEREAS each of the above captioned corporations is a Pennsylvania corporation whose identity is indicated immediately following the name of the corporation, each having a principal business office at Trindle Road and Railroad Avenue, Shiremanstown, Pennsylvania; and

WHEREAS the laws of the Commonwealth of Pennsylvania permit the merger of such domestic corporations into a Corporation of the Commonwealth of Pennsylvania; and

WHEREAS the respective Boards of Directors of each of the captioned corporations deem it advisable and in the best interest of said corporations and their respective shareholder to merge the corporations indicated into Rite Aid of Pennsylvania, Inc. a Pennsylvania corporation, pursuant to the provisions of Section 903 of the Business Corporation Law Act of May 5, 1933 (P.L. 364) (15 P.S. #1903) upon the terms and conditions hereinafter set forth.

NOW, THEREFOR, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by resolution adopted by the Board of Directors of each of the above named corporations to be merged into Rite Aid of Pennsylvania, Inc. and being thereunto duly approved and authorized by a resolution adopted by the Board of Directors of Rite Aid of Pennsylvania, Inc. in accordance with the provisions of the aforesaid Business Corporation Law of the Commonwealth of Pennsylvania, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon for submission to the stockholder of all aforesaid corporations as required by the Business Corporation Law of the Commonwealth of Pennsylvania, as hereinafter in this Agreement set forth.

1. Each of the above named corporations which are herein sometimes referred to as the "terminating corporations", are hereby merged into and with Rite Aid of Pennsylvania, Inc., which shall be the continuing and resulting corporation and shall be governed by the laws of the Commonwealth of Pennsylvania, and which is hereinafter sometimes referred to as the "surviving Corporation".

2. The Articles of Incorporation of the surviving corporation shall be the Articles of Incorporation of said surviving corporation until further changed or amended as provided by the laws of the Commonwealth of Pennsylvania.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until altered or amended as therein provided under the authority of the laws of the Commonwealth of Pennsylvania.

4. The names of the first members of the Board of Directors and of the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with

3-1-75.06 1571

the By-Laws of the surviving corporation in effect from time to time, are as follows:

NAMES OF FIRST DIRECTORS: Alex Grass

Lewis E. Lehrman

Dave Sommer

NAMES AND TITLES OF FIRST OFFICERS:

ALEX GRASS	Chairman of the Board
LEWIS E. LEHRMAN	President & Treasurer
DAVE SOMMER	Senior Vice President
FRANKLIN C. BROWN	Vice President
JOSEPH A. KLEIN	Secretary

5. The Agreement of Merger herein made and entered into has been submitted to Rite Aid of Pennsylvania, Inc., the sole stockholder entitled to vote in each of the terminating corporations, as well as Rite Aid Corporation, the sole stockholder of the surviving corporation, for their adoption or rejection. The shareholder of each said corporations have indicated their unanimous consent by their signatures appropriately affixed following the signatures to this Agreement. The consent includes a waiver of notice of such meeting.

6. ~~The surviving corporation hereby agrees that it may be served with process in the Commonwealth of Pennsylvania in any proceeding for enforcement of any obligation of the terminating corporations as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for, including any suit or other proceeding to enforce the right, if any, of any stockholder as determined in appraisal proceedings~~

3-1-75 06 1572

~~pursuant to the provisions of applicable law hereby irrevocably appoints the Secretary of~~ Commonwealth ~~of the Commonwealth of Pennsylvania as its agent to accept service of process in any such suit or other proceedings, and hereby specifies the following as the address to which a copy of such process shall be mailed by such Secretary of~~ Commonwealth ~~: Post Office Box 3165, Harrisburg, Pennsylvania 17105.~~

7. In the event that this Agreement of Merger shall have been adopted by the stockholder entitled to vote of the terminating corporations in accordance with the provisions of the applicable laws of the Commonwealth of Pennsylvania and shall have been adopted by the stockholder entitled to vote of the surviving corporation in accordance with the provisions of such law, the terminating corporations and the surviving corporation agree that they will cause to be executed and filed and recorded any document or documents prescribed by such laws and that they will cause to be performed all necessary acts within the applicable states, and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the constituent corporations are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

9. The surviving corporation will not issue any of its shares of stock for the issued shares of stock of the terminating corporations inasmuch as the surviving corporation is the sole shareholder of the terminating corporations.

3-1-75:06 1592

Commonwealth of Pennsylvania

Department of State

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the terms of the Business Corporation Law, approved May 5, 1933, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF MERGER

evidencing the merger of one or more corporations into one of such corporations under the provisions of that law:

AND WHEREAS, The stipulations and conditions of that law relating to the merger of such corporations have been fully complied with by RITE AID CENTER OF SAYRE, INC., THRIF-D DISCOUNT CENTER OF WILKES-BARRE, INC., RITE AID PHARMACY OF HAZLETON, INC., THRIF-D DISCOUNT CENTER OF SCRANTON, INC., THRIF-D DISCOUNT CENTER OF LANCASTER, INC., RITE AID PRESCRIPTION CENTER OF POTTSVILLE, INC., RITE AID CENTER OF YORK, INC., RITE AID PHARMACY OF EASTON, INC., RITE AID CENTER OF 1604 CHESTNUT ST., INC., RITE AID CENTER OF FRUITVILLE PIKE, INC., and RITE AID OF PENNSYLVANIA, INC., ET AL

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Business Corporation Law, approved May 5, 1933, P. L. 364, as amended, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, merge the above named RITE AID CENTER OF SAYRE, INC., THRIF-D DISCOUNT CENTER OF WILKES-BARRE, INC., RITE AID PHARMACY OF HAZLETON, INC., THRIF-D DISCOUNT CENTER OF SCRANTON, INC., THRIF-D DISCOUNT CENTER OF LANCASTER, INC., RITE AID PRESCRIPTION CENTER OF POTTSVILLE, INC., RITE AID CENTER OF YORK, INC., RITE AID PHARMACY OF EASTON, INC., RITE AID CENTER OF 1604 CHESTNUT ST., INC., and RITE AID CENTER OF FRUITVILLE PIKE, INC., ET AL into and with RITE AID OF PENNSYLVANIA, INC., the surviving corporation which shall continue to be invested with and have and enjoy all the powers, privileges and franchises incident to a domestic business corporation, and be subject to all the duties, requirements and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 5th day of March in the year of our Lord one thousand nine hundred and seventy-five and of the Commonwealth the one hundred and ninety-ninth.

C. DeLores Tucker

Secretary of the Commonwealth

Microfilm Number	Filed with the Department of State on	JUN 08 1995

Entity Number	/s/ [ILLEGIBLE]
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

☒	Domestic Business Corporation (15 Pa.C.S. § 1507)	☐	Foreign Nonprofit Corporation (15 Pa.C.S. § 6144)

☐	Foreign Business Corporation (15 Pa.C.S. § 4144)	☐	Domestic Limited Partnership (15 Pa.C.S. § 8506)

☐	Domestic Nonprofit Corporation (15 Pa.C.S. § 5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is:	Rite Aid of Pennsylvania, Inc.

2.	The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	Trindle Rd. & Railroad Ave., Shiremanstown,	PA	17001	Cumberland
Number and Street	City	State	Zip	County

(b)	c/o:
		Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.	(Complete part (a) or (b)):

(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

30 Hunter Lane	Camp Hill	PA	17011	Cumberland
Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:
	Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

[SEAL]

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)-2

4.	(Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 23rd day of May, 1995.

Rite Aid of Pennsylvania, Inc.
(Name of Corporation/Limited Partnership)

BY:	/s/ Franklin C. Brown
Franklin C. Brown (Signature)

TITLE:	Chief Legal Counsel & Executive Vice President

UNANIMOUS WRITTEN CONSENT BY DIRECTORS

TO MERGE

WHITE SHIELD, INC.,

JAIME NATHAN TRAVIS CORPORATION,

RITE INVENTORY MANAGEMENT CORPORATION

AND

TP RETAIL CORPORATION

INTO

RITE AID OF PENNSYLVANIA, INC.

The undersigned, being all of the directors of Rite Aid of Pennsylvania, Inc., a Pennsylvania Corporation and White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation, Pennsylvania Corporations, in lieu of a special meeting of the directors in accordance with the provisions of Pennsylvania Business Corporation Act Article 15 Pa.C.S. 1924(b)(3), hereby unanimously consent to the adoption of the following resolution:

RESOLVED: the White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation, and TP Retail Corporation, Pennsylvania Corporations, shall be merged into Rite Aid of Pennsylvania, Inc., a Pennsylvania Corporation, according to the following Plan of Merger:

PLAN OF MERGER OF

WHITE SHIELD, INC.,

JAIME NATHAN TRAVIS CORPORATION,

RITE INVENTORY MANAGEMENT CORPORATION,

AND

TP RETAIL CORPORATION
INTO

RITE AID OF PENNSYLVANIA, INC.

1. Merger. The parties to the Merger are White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation and Rite Aid of Pennsylvania, Inc. White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation shall be merged with and into Rite Aid of Pennsylvania. Inc. and White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation the separate corporate existence of shall thereby cease and Rite Aid of Pennsylvania, Inc. shall be the surviving corporation, and shall continue under the same name.

2. Manner of Converting Shares. The manner and basis of converting the shares of White Shield. Inc., Jaime Nathan Travis Corporation. Rite Inventory Management Corporation, and TP Retail Corporation into shares of the surviving corporation, Rite Aid of Pennsylvania, Inc. is as follows:

(1)	At the Effective Date, each issued and outstanding share of White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation common stock shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of common stock of Rite Aid of Pennsylvania, Inc.,

(2)	Each certificate evidencing ownership of shares of Rite Aid of Pennsylvania, Inc. common stock of the Effective Date as held by Rite Aid of Pennsylvania, Inc. in its treasury shall continue to evidence ownership of the same number of shares ot Rite Aid of Pennsylvania, Inc., common stock.

(3)	Each share of common stock of Rite Aid of Pennsylvania, Inc. issued and outstanding on the Effective Date shall not be converted or exchanged but shall remain outstanding as shares of Rite Aid of Pennsylvania, Inc.

3. Exchange of Shares. As soon as practicable after the Effective Date, each holder of an outstanding certificate or certificates representing shares of White Shield, Inc., Jaime Nathan Travis Corporation. Rite Inventory Management Corporation and TP Retail Corporation common stock shall surrender the same to the Secretary of Rite Aid of Pennsylvania, Inc. for cancellation or transfer, and shall receive in exchange a certificate of certificates representing one (1) share of common stock of Rite Aid of Pennsylvania, Inc. for every one (1) share of common stock previously represented by the stock certificates surrendered.

4. Indebtedness. All debts, liabilities, and other obligations of White Shield, Inc., Jaime Nathan Travis Corporation. Rite Inventory Management Corporation, and TP Retail Corporation shall be assumed by Rite Aid of Pennsylvania, Inc. without any change in the terms of such indebtedness.

5. Articles of Incorporation. The Articles of Incorporation of Rite Aid of Pennsylvania, Inc. as in effect on the Effective Date of the Merger, shall continue in full force and effect as the Articles of Incorporation of Rite Aid of Pennsylvania, Inc. and shall not be changed or amended by the Merger. Rite Aid of Pennsylvania, Inc. reserves the right and power, after the Effective Date of the Merger, to alter, amend, change or repeal any of the provisions contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on officers, directors or stockholders herein are subject to this reservation.

6. Bylaws. The Bylaws of Rite Aid of Pennsylvania, Inc. as such Bylaws exist on the Effective Date of the Merger, shall remain and be the Bylaws of Rite Aid of Pennsylvania, Inc. until altered, amended or repealed, or until new Bylaws shall be adopted in accordance with the provisions thereof, the Articles of Incorporation, or in the manner permitted by the applicable provisions of law.

7. Effect of Merger. On the Effective Date of the Merger, the separate existence of White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation shall cease except to the extent continued by statute and all of its property, rights, privileges, and franchises, of whatsoever nature and description, shall be transferred to, vest in, and devolve upon Rite Aid of Pennsylvania, Inc. without further act or deed. Confirmatory deeds, assignments or other like instruments, when deemed desirable by Rite Aid of Pennsylvania, Inc. to evidence such transfer, vesting or devolution of any property, right, privilege or franchise, shall at any time, or from time to time, be made and delivered in the name White Shield. Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation and TP Retail Corporation by the last acting officers thereof, or by the corresponding officers of the surviving corporation. All debts, liabilities, and other obligations of White Shield, Inc., Jaime Nathan Travis Corporation, Rite Inventory Management Corporation, and TP Retail Corporation shall be assumed by Rite Aid of Pennsylvania, Inc. without any change in the terms of such indebtedness.

8. Filing of Article of Merger. The officers of Rite Aid of Pennsylvania, Inc. shall execute in duplicate the Articles of Merger and deliver them to the Secretary of State of the State of Pennsylvania

9. Effective Date. The effective date of this Merger, for accounting purposes only, shall be at 11:59 p.m. on February 28, 2002.

WHITE SHIELD, INC.	RITE AID OF PENNSYLVANIA, INC.
JAIME NATHAN TRAVIS CORPORATION
RITE INVENTORY MANAGEMENT CORPORATION
TP RETAIL CORPORATION

By:	/s/ John Standley	By:	/s/ John Standley
	John Standley		John Standley

By:	/s/ Christopher Hall	By:	/s/ Christopher Hall
	Christopher Hall		Christopher Hall

By:	/s/ Robert B. Sari	By:	/s/ Robert B. Sari
	Robert B. Sari		Robert B. Sari

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Articles/Certificate of Merger
(15 Pa.C.S.)
Entity Number	☒ Domestic Business Corporation (§ 1926)
611270	☐ Domestic Nonprofit Corporation (§ 5926)
☐ Limited Partnership (§ 8547)

Name Rite Aid of Pennsylvania, Inc.			Document will be returned to the name and address you enter to the left
Address 30 Hunter Lane			Ü
City	Street	Zip code
Camp Hill, PA 17011 Attn: Robert B. Sari

Fee: $108 plus $28 additional for each	Filed in the Department of State on	Apr 21 2003
Party in additional to two
/S/ [illegible]
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1.	The name of the corporation/limited partnership surviving the merger is:
Rite Aid of Pensylvania, Inc.

2.	Check and complete one of the following:
☒	The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the country of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
	c/o CT Corporation				Cumberland

☐	The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation /limited partnership incorporated/formed under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County

c/o

☐	The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:
	Number and Street	City	State	Zip

DSCB: 15-1926/5926/8547-2

3.	The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Name	Registered Office Address	Commercial Registered Office Provider CT Corporation	Country Cumberland
Drug Fair of PA, Inc. W.R.A.C., Inc.		CT Corporation	Cumberland
Rack Rite Distributors, Inc.		CT Corporation	Cumberland

4.	Check, and if appropriate complete, one of the following:

☒	The plan of merger shall be effective upon filing these Articles/Certificate of Merger in the Department of State.

☐	The plan of merger shall be effective on:	_______________at_________________.
Date Hour

5.	The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:

Name
Rite AID of Pennsylvania, Inc. Drug Fair of PA, Inc. W.R.A.C., Inc. Rack Rite Distributors. Inc	Manner of Adoption Adoption by Action of the Board of Directors of the Parent Corporation pursuant to 15 PA. C.S. 1924(b) (3)

7.	Check, and if appropriate complete, one of the following:

☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐	Pursuant to 15 Pa.C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Cenificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is.

Number and strect	City	State	Zip	County

DSCB: 15-1926/5926/8547-3

IN TESTIMONY WHEREOF, the undersigned corporation limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

2nd day of January 2003.

Rite Aid Of Pennsylvania, Inc.	W.R.A.C., Inc.
Name of Corporation	Name of corporation/Limited Partnership

/s/ Robert B. Sari	/s/ Robert B. Sari
Signature Robert B. Sari	Signature Robert B. Sari

Vice President and Secretary	Vice President and Secretary
Title	Title

Drug Fair of PA. Inc
Name of Corporation.	Name of Corporation/Limited Partnership

/s/ Robert B. Sari
Signature Robert B. Sari	Signature

Vice President and Secretary
Title	Title

Rack Rite Distributors, Inc.
Narre of Coporation

/s/ Robert B. Sari
Signature Robert B. Sari

Vice President and Secretary
Title

UNANIMOUS WRITTEN CONSENT BY DIRECTORS
TO MERGE
DRUG FAIR OF PA, INC.
RACK RITE DISTRIBUTORS, INC.
AND
W.R.A.C.. INC.
INTO
RITE AID OF PENNSYLVANIA, INC.

The undersigned, being all of the directers of Rite Aid of Pennsylvania, Inc., a Pennsylvania Corporation and Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc., Pennsylvania Corporations, in lieu of a special meeting of the directors in accordance with the provisions of Pennsylvania Business Corporation Act Article 15 Pa.C.S. 1924 (b) (3), hereby unanimously consent to the adoption of the following resolution:

RESOLVED: that Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C. Inc., Pennsylvania Corporations, shall be merged into Rite Aid of Pennsylvania, Inc., a Pennsylvania Corporation, according to the following Plan of Merger

PLAN OF MERGER OF
DRUG FAIR OF PA, INC.
RACK RITE DISTRIBUTORS, INC.
AND
W.R.A.C., INC.
INTO
RITE AID OF PENNSYLVANIA, INC.

1. Merger. The parties to the merger are Drug Fair of PA, Inc., Rack Rite Distributors, Inc., W.R.A.C., Inc. and Rite Aid of Pennsylvania, Inc. Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. shall be merged with and into Rite Aid of Pennsylvania, Inc.; the separate corporate existence of Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. shall thereby cease and Rite Aid of Pennsylvania, Inc. shall be the surviving corporation, and shall continue under the same name.

2. Manner of Converting Shares. The manner and basis of converting the shares of Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. into shares of the surviving corporation, Rite Aid of Pennsylvania, Inc., is as follows:

(a) At the Effective Date, each issued and outstanding share of common stock of Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C.. Inc. shall, by virtue of the Merger, and without any action on the part of the holder thereof, be converted into one (1) share of common stock of Rite Aid of Pennsylvania. Inc.

(b) Each certificate evidencing ownership of shares of the common stock of Rite Aid of Pennsylvania, Inc. on the Effective Date as held by Rite Aid of Pennsylvania, Inc. in its treasury shall continue to evidence ownership of the same number of shares of Rite Aid of Pennsylvania, Inc., common stock.

(c) Each share of common stock of Rite Aid of Pennsylvania, Inc. issued and outstanding on the Effective Date shall not be converted or exchanged but shall remain outstanding an shares of Rite Aid of Pennsylvania, Inc.

3. Exchange of Shares. As soon as practicable after the Effective Date, each holder of an outstanding certificate or certificates representing shares of the common stock of Drug Fair of PA, Inc., Rack Rite Distributors, Inc., and W.R.A.C., Inc. shall surrender the same to the Secretary of Rite Aid of Pennsylvania, Inc. for cancellation or transfer, and shall receive in exchange a certificate of certificates representing one (1) share of common stock of Rite Aid of Pennsylvania, Inc. for every one (1) share of common stock previously represented by the stock certificates surrendered.

4. Indebtedness. All debts, liabilities, and other obligations of Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. shall be assumed by Rite Aid of Pennsylvania, Inc. without any change in the terms of such indebtedness.

5. Articles of Incorporation. The Articles of Incorporation of Rite Aid of Pennsylvania, Inc. as in effect on the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of Rite Aid of Pennsylvania, Inc. and shall not be changed or amended by the Merger. Rite Aid of Pennsylvania, Inc. reserves the right and power, after the Effective Date of the Merger, to alter, amend, change or repeal any of the provisions contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on officers, directors or stockholders herein are subject to this reservation.

6. Bylaws. The Bylaws of Rite Aid of Pennsylvania, Inc. as such Bylaws exist on the Effective Date of the Merger, shall remain and be the Bylaws of Rite Aid of Pennsylvania, Inc. until altered, amended or repealed, or until new Bylaws shall be adopted in accordance with the provisions thereof, the Articles of Incorporation, or in the manner permitted by the applicable provisions of law.

7. Effect of Merger. On the Effective Date of the Merger, the separate existence of Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C,. Inc. shall cease except to the extent continued by statute and all of its property, rights, privileges, and franchises, of whatsoever nature and description, shall be transferred to, vest. in, and devolve upon Rite Aid of Pennsylvania, Inc. without further act or deed. Confirmatory deeds, assignments or other like instruments, when deemed desirable by Rite Aid of Pennsylvania, Inc. to evidence such transfer, vesting or devolution of any property, right, privilege or franchise, shall at any time, or from time to time, be made and delivered in the name Drug Fair of PA, Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. by the last acting officers thereof, or by the corresponding officers of the surviving corporation. All debts, liabilities, and other obligations of Drug Fair of PA. Inc., Rack Rite Distributors, Inc. and W.R.A.C., Inc. shall be assumed by Rite Aid of Pennsylvania, Inc. without any change in the terms of such indebtedness.

8. Filing of Articles of Mexger. The officers of Rite Aid of Pennsylvania, Inc. shall execute in duplicate the Articles of Merger and deliver them to the Secretary of State of the State of Pennsylvania.

DRUG FAIR OF PA, INC.		RITE AID OF PENNSYLVANIA, INC.
RACK RITE DISTRIBUTORS, INC.
W.R.A.C., INC.

By:	/s/ John Standley	By:	/s/ John Standley
	John Standley		John Standley

By:	/s/ Christopher Hall	By:	/s/ Christopher Hall
	Christopher Hall		Christopher Hall

By:	/s/ Robert B. Sari	By:	/s/ Robert B. Sari
	Robert B. Sari		Robert B. Sari